Exhibit 10.4

Basel Lease Summary

1. Leases for the premises and parking spaces 80 Peter Merian-Strasse, Basel, Switzerland

•	Property Information – Premises address: Peter Merian-Strasse 80
4002 Basel
[Switzerland]

•	Lease Term and Type:	Commencement Date:
[as per original lease of 12/8/2000 - 1/17/2001:]
April 1, 2001.

Expiry Date:
[as per original lease of 12/8/2000 - 1/17/2001:]
March 31, 2009

Duration of lease:
[as per original lease of 12/8/2000 - 1/17/2001:]
Rent payments begin on April 1, 2001. Duration of lease is for 8 years thereafter, until Mar. 31, 2009

Type of lease:
[as per original leasse of 12/8/2000 - 1/17/2001:]
Net

•	Payment Information -	Basic Rent:
[as per original leases of 12/8/2000 - 1/17/2001:]
1st and 2nd basements (1,650 m2):
180 Sw. Fr. per m2 per yr. = 297,000.00 Sw. Fr.
Ground floor (1,100 m2):
300 Sw. Fr. per m2 per yr. = 330,000.00 Sw. Fr.
1st-5th [American: 2nd-6th] floors (7,300 m2):
300 Sw. Fr. per m2 per yr. = 2,190,000.00 Sw.Fr.
6th [American: 7th] floor (180 m2):
0 Sw. Fr. per m2 per yr. = 0.00 Sw.Fr.

[as per supplement to lease dated 11/8/2002:]
(for spaces still being rented after April 1, 2003)
Net rent for Feb. 2003: Sw. Fr. 176,277.00
Net rent for Mar. 2003: Sw. Fr. 110,039.00

As of April 1, 2003, net rent per annum for spaces still being rented:
1st and 2nd basement level:
(Sw. Fr. 181.00 per m2)	Sw. Fr. 298,200.00
Ground floor:
(Sw. Fr. 301.00 per m2)	Sw. Fr. 331,320.00
1st (American: 2nd) floor:
(Sw. Fr. 301.00 per m2)	Sw. Fr. 492,910.00
16 parking spaces
(Sw. Fr. 4,317.00 per m2)	Sw. Fr. 69,072.00

Total net rent:	Sw. Fr. 1,191,502.00

[as per rent increase notice dated June 17, 2003:]
(prior to increase effective 8/1/2003:)
Sw. Fr. 99,291.95
(after increase effective 08/01/2003:)
Sw. Fr. 101,158.00

Security Deposit: Not mentioned

Pre-paid Rents: Not mentioned

Operating Expenses and Taxes:
[as per original leases of 12/8/2000 - 1/17/2001:]
Operating Exp.: Sw. Fr. 20,930.00 per mo.
(Note: Operating expenses for the parking spots are included in the rent.)
Shared Costs: Sw. Fr. 16,750.00 per mo.
(Note: the shared costs for the parking spots are included in the rent.)
Value-added tax not included.
[as per supplement to lease dated 11/8/2002:]
Operating expenses and shared costs will be adjusted proportionately to the amount of office space still being rented.
[as per rent increase notice dated June 17, 2003:]
HK and BK Account:
(prior to increase effective 8/1/2003:)
Sw. Fr. 15,792.00
(after increase effective 08/01/2003:)
Sw. Fr. 15,792.00
7.60% Value Added Tax:
(prior to increase effective 8/1/2003:)
Sw. Fr. 437.45
(after increase effective 08/01/2003:)
Sw. Fr. 15,792.00

Rent Increases (CPI & other indexes, etc.)

[as per original leases of 12/8/2000 - 1/17/2001:]

Rents are adjusted, with the rent in the original lease as the base rent, according to the changes in the Regional Consumer Price Index of the Federal Authority for Industry, Trade and Labor. If the index has changed since the beginning of the lease or the last rent adjustment, whichever applies, the rent may be adjusted on April 1 of every year, beginning on April 1, 2002.

[as per rent increase notice of June 17, 2003:]

Rent Increase Adjustment of 101.40 P. as of 09/30/2001 to 102.80 P. as of 05/31/2003
(after increase effective 8/1/2003:)
Sw. Fr. 1,866.15

•	Critical Date – Tenant’s Option/Right to Renew:
[as per original leases of 12/8/2000 - 1/17/2001:]
The tenant has the right to renewing the original lease for another 3 years.
Effective date: March 31, 2009 (upon expiry of original lease)
Notice period: At least 12 months before expiry of original lease.

•	Critical Date – Tenant’s Option/Right to Expand: Not mentioned

•	Critical Date – Tenant’s Option/Right to Terminate:
[as per original leases of 12/8/2000 - 1/17/2001:]
During the 8-year firm duration of the lease the tenant has the right to terminate the lease, effective 3/31/2009, with a notice period of 12 months.
During the firm duration of a possible renewed lease (4/1/2009-3/31/2012) the tenant has the option of terminating the lease effective at the end of any month, with a notice period of 12 years.
[as per supplement to lease dated 11/8/2002:]
The tenant, with the landlord’s consent, is terminating the lease with regard to the following areas in a phased schedule, with the lease for these areas being taken over by Novartis Pharma AG:
2nd [American: 3rd] floor: by January 31, 2003
3rd [American: 4th] floor: by January 31, 2003
4th [American: 5th] floor: by February 28, 2003
5th [American: 6th] floor: by February 28, 2003
20 parking spots: by January 31, 2003
30 parking spots: by March 31, 2003.
For the remaining leased areas, the existing leases remain in effect unchanged.

•	Critical Date – Rent Review Dates & Percentage of Increase:
[as per original leases of 12/8/2000 - 1/17/2001:]
Adjustments may be made on April 1 of every year, starting with April 1, 2002. See “Rent Increases” above for details.
The increase is calculated according to the formula:
: 80% of base rent x new index + 20% of base rent = new rent base index
That is, 80% of the base rent is adjusted, while 20% of the base rent remains stable..

•	Premises Rentable Area:
[as per original lease, 12/8/2000-1/17/2001:]
	6th [American: 7th] floor (Technology):	180 m2
	1st-5th [American: 2nd-6th] floors (Offices):	7,300 m2
	Ground floor (Offices):	1,100 m2
	1st and 2nd basement levels (Storage):	1,650 m2
(of which 775 m2 with daylight, and 875m2 solely for storage)
[as per supplement to lease dated 11/8/2002 (as of April 1, 2003):]
	1st and 2nd basement levels	1,650 m2
	Ground floor:	1,100 m2
	1st [American: 2nd] floor	1,635 m2

•	Number of Parking spots and associated costs:
[as per original lease, 12/8/2000-1/17/2001:]
	2nd Basement:	37 parking spots
	Ground floor:	29 parking spots
	Total:	66 parking spots

	Rent: 2nd Basement:	37 spots @4,300 Sw. Fr. = 159,100.00 Sw. Fr.
	Ground Floor:	29 spots @4,300 Sw. Fr. = 124,700.00 Sw. Fr.
	Total:	66 spots @4,300 Sw. Fr. = 283,800.00 Sw. Fr.

[as per supplement to lease dated 11/8/2002 (as of April 1, 2003):]
16 parking spots (Nos. 100-115)
Basic rent for the 16 parking spaces:
(Sw. Fr. 4,317.00 per m2) Sw. Fr. 69,072.00

•	Documentation Reviewed-	1. Lease for the office space, dated 12/8/2000-1/17/2001, signed by tenant and landlord.

2.      General provisions for all business leases in 80 Peter Merian-Strasse, Basel, applicable unless other provisions are made for any specific point in the individual leases. Dated 12/8/2000-1/17/2001, signed by landlord and tenant.

3. Separate unsigned page regarding architecture and art in the Peter Merian-Haus, labeled as an integral part of the lease, dated 11/7/2000.
4. Separate lease for the parking spaces, dated 12/8/2000-1/21/2001, signed by tenant and landlord
5. Supplement No. 1 to the lease for the office space, dated 1/16/2001, signed by tenant and landlord.
6. Supplement No. 1 to the lease for the parking spaces, dated 1/16/2001, signed by tenant and landlord.
7. Supplement to lease, dated 11/8/02, signed by landlord and tenant.
8. Notification from management company dated Nov. 11, 2002, signed by the management company (Wincasa)
9. Amendment to Lease (tent increase notice) dated 06/17/2003, effective 08/01/2003, signed by management company.

•	Holdover Provision:

[as per original leases of 12/8/2000 - 1/17/2001:]

After the expiry of the 8-year period (or, if the lease is renewed, the 11-year period), the lease will automatically be extended from year to year, so long as neither the landlord nor the tenant has exercised their right to terminate.

•	Return of Premises:
[as per general provisions for all business leases at 80 Peter Merian-Strasse:]

Premises must be returned completely cleared and flawless. The tenant must return the premises to their original condition. Should the tenant not make any repairs which he is obligated to make, the landlord may have them made at the tenant’s expense.

•	Assignment/Subletting: Not mentioned.

•	Letter of Credit / Bank Guarantee: Not mentioned.

Note: Both the original lease for the office space (§ 11) and the original lease for the parking spots (§ 13) state that in all circumstances not expressly mentioned in the lease (presumably including also the general provisions), the provisions of the Swiss Code of Obligations, Title 8,

“Leases and Rentals,” and the Regulations Concerning the Leasing and Rental of Residential and Business Spaces of 05/09/1990, automatically apply.

•	Contact Information
[as per original leases, 12/8/2000-1/17/2001]
Office space:

	Owner/Lessor:	Swisscom Immobilien-Invest AG
Laupenstrasse 10
3050 Bern
[Switzerland]
(Value-added Tax No. 420 300)

	Management Company:	Swisscom Immobilien-Invest AG, Bern
Distrikte Zentral- und Nordwestschweiz
[Districts of Northwest and Central Switzerland
Postfach [Post Office Box]
6002 Luzern
[Switzerland]

	Lessee/Tenant:	Obtree Technologies Inc.
St. Alban-Tal 334
CH-4002 Basel
[Switzerland]

Parking Spots:

	Owner/Lessor:	Stockwerkeigentümergemeinschaft Bahnhof
Ost [Bahnhof Ost (Railroad Station East) Urban Building Association] (value-added tax no. 461,056)
Haus 80 [Building 80]:
Swisscom Immobilien-Invest AG
Laupenstrasse 10
3050 Bern
[Switzerland]
(Value-added Tax No. 420 300)

	Management Company:	Swisscom Immobilien-Invest AG, Bern
Distrikte Zentral- und Nordwestschweiz
[Districts of Northwest and Central Switzerland
Postfach [Post Office Box]
6002 Luzern
[Switzerland]

Lessee/Tenant:	Obtree Technologies Inc.
St. Alban-Tal 334
CH-4002 Basel
[Switzerland]

[as per supplement to lease dated 11/08/2002, for both office space and parking spots:]

Owner/Lessor:	SPS Immobilien AG
[SPS Real Estate PLC]
Management Company:	(Notified in separate letter of Nov. 11, 2002)
Wincasa Immobilien-Dienstleistungen
[Wincasa Real Estate Services]
Filiale Basel
[Basel Branch]
Hardstrasse 11
Postfach [P.O. Box] 568
4020 Basel
Telephone: 061 270 90 70
Fax: 061 270 90 99
Website: http://www.wincasa.ch
Person dealing with the account: Remo Fumagali
Tel.: 061/270 90 72;
E-mail: remo.fumagalli@wincasa.ch

Lessee/Tenant	Obtree Technologies Inc.
Peter Merian-Strasse 80
4002 Basel
[Switzerland]
Contact person: Chris Jenni